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                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, an officer and/or a director of ASSOCIATES CORPORATION OF NORTH AMERICA (the "Company"), has made, constituted and appointed and by these presents does hereby make, constitute and appoint ROY A. GUTHRIE, TIMOTHY M. HAYES, JOHN F. STILLO, KEITH
W. HUGHES and CHESTER D. LONGENECKER, and each of them, his true and lawful attorneys, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, and any and all amendments thereto and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said ROY A. GUTHRIE, TIMOTHY M. HAYES, JOHN F. STILLO, KEITH W. HUGHES and CHESTER D. LONGENECKER, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises, as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects that said ROY A. GUTHRIE, TIMOTHY M. HAYES, JOHN F. STILLO, KEITH W. HUGHES and CHESTER D. LONGENECKER, or any of them, as said attorneys, may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has set his hand this 12th day of February, 1998.

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
Signature:           /s/ KEITH W. HUGHES            Signature:          /s/ HAROLD D. MARSHALL
              ----------------------------------                  ----------------------------------
Name:                  Keith W. Hughes              Name:                 Harold D. Marshall
Title:              Chairman of the Board,          Title:              President and Director
                     Principal Executive
                     Officer and Director

Signature:            /s/ ROY A. GUTHRIE            Signature:            /s/ JOHN F. STILLO
              ----------------------------------                  ----------------------------------
Name:                   Roy A. Guthrie              Name:                   John F. Stillo
Title:            Director, Senior Executive        Title:              Senior Vice President,
                      Vice President and                                   Comptroller and
                       Chief Financial                                   Principal Accounting
                           Officer                                             Officer
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